EXHIBIT 99.1

Contact:	Neenah Paper, Inc.

Bill McCarthy

Vice President — Financial Analysis and Investor Relations

678-518-3278

Neenah to Expand Fine Paper Business

with Agreement to Acquire Fox River

ALPHARETTA, GEORGIA — February 6, 2007 (NYSE:NP) — Neenah Paper, Inc. announced today it has signed a definitive agreement to purchase the Fox Valley Corporation, which owns Fox River Paper Company, LLC (“Fox River”). Fox River is a leading U.S. producer of premium fine papers with well-known brands including STARWHITE®, SUNDANCE®, ESSE® and OXFORD®. The transaction has been approved by the Boards of Directors of both companies and is subject to customary closing conditions and approval by Fox River shareholders. While the purchase price was not disclosed, the company indicated the acquisition would be financed through existing credit facilities and operating cash flows. Closing is expected to occur in the first quarter.

“The purchase of Fox River provides a unique opportunity to strengthen our existing Fine Paper business with added scale in the marketplace, better prospects for growth, and the ability to offer a broader array of premium branded products and better service to our customers,” said Sean Erwin, Chief Executive Officer and Chairman of the Board. “We also expect to be able to create real value as we optimize our combined operations and product portfolio. Additional details will be shared after the transaction is closed and as we move forward with integration activities.”

About Neenah Paper, Inc.

Neenah Paper manufactures and distributes a wide range of premium and specialty paper grades, with well-known brands such as CLASSIC®, ENVIRONMENT®, KIMDURA®, MUNISING LP®, Gessner® and varitess®. The company also produces and sells bleached pulp, primarily for use in the manufacture of tissue and writing papers. Neenah Paper is based in Alpharetta, Georgia, and has manufacturing operations in Wisconsin, Michigan, Nova Scotia, Canada, and Bruckmühl, Feldkirchen-Westerham and Lahnstein, Germany. Additional information about Neenah Paper can be found at the company’s web site at www.neenah.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us and are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to, changes in U.S./Canadian dollar, U.S./Euro and other currency exchange rates, changes in pulp prices, the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to realize anticipated cost savings and the successful integration of the Neenah Germany operations. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Neenah Paper, Inc. cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance.